UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     May 18, 2007

PATRICK INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-3922	35-1057796
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 West Franklin, P.O. Box 638, Elkhart, Indiana	46515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 294-7511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.   Financial Statements and Exhibits.

Patrick Industries, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) on May 24, 2007, disclosing that on May 18, 2007, the Company had acquired all of the outstanding capital stock of Adorn Holdings, Inc., (“Adorn”) an Elkhart, Indiana-based manufacturer and supplier of interior components to the recreational vehicle and manufactured housing industries for $78,814,000 in cash including estimated transaction costs. The Company subsequently filed Amendment No. 1 to the Form 8-K on July 5, 2007 with the purpose of providing:

(a), (b), and (c) Financial Statements of Businesses Acquired and Pro Forma Financial Information.

(a)

The consolidated financial statements of Adorn as of December 31, 2006 and 2005 and for the years ended December 31, 2006, December 31, 2005 and December 31, 2004 and independent auditors’ report attached as Exhibit 99.1 and incorporated therein by reference.

(b)

Unaudited condensed consolidated financial statements of Adorn as of March 31, 2007 and December 31, 2006 and for the thirteen week period ended March 31, 2007 and the twelve week period ended March 25, 2006 attached as Exhibit 99.2 and incorporated therein by reference.

(c)

The unaudited pro forma financial information as of March 31, 2007 and for the year ended December 31, 2006 and the three month period ended March 31, 2007 of Adorn and the Company on a condensed combined basis attached as Exhibit 99.3 and incorporated therein by reference.

The purpose of this Current Report on Form 8-K/A (Amendment No. 2) is to amend the original Form 8-K to include the unaudited pro forma financial information for the six-month period ended June 30, 2007 of Adorn and the Company on a condensed combined basis. This pro forma financial information is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The pro forma financial information attached as Exhibit 99.1 is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be referenced in the exhibit.

(d) The following exhibits are included with this report:

Exhibit 99.1	Unaudited pro forma financial information for the six-month period ended June 30, 2007 of Adorn and the Company on a condensed combined basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATRICK INDUSTRIES, INC.

By:	/s/ Andy L. Nemeth
Andy L. Nemeth
Executive Vice President – Finance,

Secretary-Treasurer and Chief Financial Officer

Dated: October 18, 2007